Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated September 25, 2018 to the
GMO Trust Multi-Class Prospectus, dated June 30, 2018

GMO Climate Change Fund

The sections appearing on page 22 of the GMO Trust Multi-Class Prospectus, dated June 30, 2018 (the “Prospectus”), captioned “Annual Fund operating expenses” and “Example” are replaced in their entirety with the following:

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class III		Class IV		Class V		Class VI
Management fee	0.60%	[1]	0.60%	[1]	0.60%	[1]	0.60%	[1]
Shareholder service fee	0.15%	[1]	0.10%	[1]	0.085%	[1]	0.055%	[1]
Other expenses	0.76%		0.76%		0.76%		0.76%
Total annual fund operating expenses	1.51%		1.46%		1.45%		1.42%
Expense reimbursement/waiver	(0.74%)	[1,2]	(0.74%)	[1,2]	(0.74%)	[1,2]	(0.74%)	[1,2]
Total annual fund operating expenses after expense reimbursement/waiver	0.77%		0.72%		0.71%		0.68%

1	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.77% for Class III shares; 0.72% for Class IV shares; 0.705% for Class V shares; and 0.675% for Class VI shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel and independent compliance consultant to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. The reimbursement and waiver arrangements described above, including the Expense Cap, will remain in effect through September 25, 2019, and may not be terminated prior to such date without the action or consent of the Trust’s Board of Trustees. GMO also has voluntarily agreed to reduce its management fee by 0.15% through December 31, 2018. GMO does not expect the 0.15% reduction of its management fee to continue beyond December 31, 2018.

2	The amount has been restated to reflect application of the Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the contractual expense reimbursements and waivers noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class III	$79	$407	$758	$1,749
Class IV	$74	$391	$731	$1,693
Class V	$73	$388	$726	$1,682
Class VI	$69	$379	$710	$1,648

The first three paragraphs of the sub-section beginning on page 151 of the Prospectus, captioned “Expense Reimbursement,” are hereby replaced in their entirety with the following:

Except for Climate Change Fund, Resources Fund, High Yield Fund, Emerging Country Debt Fund, Strategic Short-Term Fund, and Special Opportunities Fund, GMO has contractually agreed to reimburse each GMO Fund for its “Specified Operating Expenses” (as defined below). GMO has contractually agreed to reimburse each of Resources Fund, High Yield Fund, and Special Opportunities Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets. GMO has contractually agreed to reimburse Strategic Short-Term Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.05% of the Fund’s average daily net assets. Each of the average daily net asset percentages noted in the two preceding sentences is referred to herein as an “Expense Threshold Amount.” GMO has contractually agreed to reimburse Climate Change Fund to the extent that the Fund’s “Ordinary Fund Operating Expenses,” (as defined below) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.77% for Class III shares; 0.72% for Class IV shares; 0.705% for Class V shares; and 0.675% for Class VI shares (the “Climate Change Fund Expense Cap”).

As used in this Prospectus, subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. In the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets. In the case of Benchmark-Free Fund, “Specified Operating Expenses” does not include the Fund’s direct custody expenses attributable to its holdings of emerging market securities. As it relates to the Climate Change Fund Expense Cap, “Ordinary Fund Operating Expenses” excludes fees and expenses of the Independent Trustees, legal counsel to the Independent Trustees, independent compliance consultant to the Independent Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of Climate Change Fund’s business.

For each Fund with an Expense Threshold Amount, GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the Fund’s “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. A Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.

The fourth full paragraph on page 152 of the Prospectus is hereby replaced in its entirety:

These contractual waivers and reimbursements will continue through at least June 30, 2019 for each Fund (and, in the case of Climate Change Fund, through at least September 25, 2019) unless the Trust’s Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplement support agreement.

Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated September 25, 2018 to the
GMO Trust Statement of Additional Information, dated June 30, 2018

The second paragraph of the section appearing on page 92 of the GMO Trust Statement of Additional Information, dated June 30, 2018, captioned “Management Contracts,” is replaced in its entirety with the following:

In addition, as disclosed in the Prospectus, GMO has contractually agreed to waive and/or reimburse each Fund for specified Fund expenses through at least June 30, 2019 (and, in the case of GMO Climate Change Fund, through at least September 25, 2019). Additionally, with respect to only Climate Change Fund, GMO has voluntarily agreed to reduce its annual management fee by 0.15% through December 31, 2018. GMO does not expect the temporary 0.15% reduction of its management fee to continue beyond December 31, 2018. In addition to the contractual waivers and reimbursements described above, GMO has voluntarily waived U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time.

Effective September 6, 2018, the table in the section appearing on page 86 of the GMO Trust Statement of Additional Information, dated June 30, 2018, captioned “Officers” is replaced in its entirety with the following:

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason B. Harrison YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)
Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007-June 2015; Treasurer, November 2006-June 2015; Assistant Treasurer, September 2004-November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006-present).
Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013-September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (December 2006-June 2009), Hambrecht & Quist Capital Management LLC.
John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).
Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present).
Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007-present)
Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015-present); Associate, K&L Gates LLP (September 2007-July 2015).
Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).
Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015-present); Associate, Dechert LLP (October 2010-February 2015).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006-November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-May 2015).
Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013-present); General Counsel, MVision Private Equity Advisers Limited (November 2009-January 2013).

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*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Harrison, each officer listed in the table above also serves as an officer of GMO Series Trust.